Corporate Overview and Second Quarter 2011 Financial Results Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2010, which was filed on
February 25, 2011, and Quarterly Report on Form 10-Q, which was filed on May 6,
2011. This document contains and identifies important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-looking statements.
Safe Harbor Disclosure
2

SVB’s Unique Model Strong Performance Growth Initiatives Outlook for 2011 Appendix Overview 3 Overview

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Strong deposit franchise
• Diversified revenue streams
Leader
• Leading market share
• More than 600 venture firm clients
• The bank for innovation companies
Established
(1)
• 26 U.S. and seven international offices
• 12,000+ clients  and 1,400+ employees
• $19.4 billion in total assets
• $34.5 billion in total client funds
(2)
(1)  At 6/30/11
(2)  Total client funds includes deposits and off-balance sheet client investment funds.
4         SVB’s Unique Model

Silicon Valley Bank
(Commercial Banking)

- Lending
- Global Treasury Management
- Global Finance
- Foreign Exchange
- Investment Solutions
- Elite cards

SVB Global
(Global Markets)

- Global Commercial Banking
- Help clients access foreign markets and opportunities
- UK, Israel, India and China

SVB Private Bank
(Private Banking)

- Customized loan solutions for select clients
- Residential mortgages
- Deposit services
- Global ATM access
- Elite cards

SVB Analytics
(Analytics/Benchmarking)

- Private company 409A valuations
- Corporate equity mgmt.
- Stock Option Expense (FAS 123R) Solutions
- Performance benchmarking

SVB Capital
(Venture Capital Funds Management)

- $1.0 Billion+ fund family
- Investments in 450+ funds

SVB Financial Group

Complete Financial Services Platform 5 SVB’s Unique Model

Solid Q2 2011 Performance
6  Strong Performance
4
th
consecutive
quarter of loan
growth
6
th
consecutive
quarter of credit
quality
improvement
Improved net
interest margin
Strong warrant
and VC gains
Net interest
income at record
highs
Strong loan
pipeline
Outstanding
deposit growth
Positive conditions
in client markets
Record high loan
and deposit
balances

- Non-GAAP diluted earnings per share of $0.95[1] vs. street consensus of $0.68
- Non-GAAP net income of $41.4 million[1]
- Average loan growth of $221 million (4.2%) [2]
- Average deposit growth of $603 million (4.1%)[2]
- Record net interest income of $131 million
- Growth in average AFS securities of $788 million to $9.5 billion due to deposit growth

…underscored by outstanding credit quality

SVB › Financial Group

Strong Organic Growth in Q2 2011
7 7  Strong Performance
(1) Non-GAAP numbers. GAAP diluted EPS of $1.50 and net income of $65.8 million included $0.55 from sales of investment securities and gain on dept repurchase. Please see non-GAAP reconciliations at end of presentation and our most recent financial releases for more information.
(2) Compared to prior quarter.

All-time high
$135.0
$130.0
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$85.0
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
7.39%
$130.5
$94.6
3.13%
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Net Interest Income
Net Interest Margin
SVB Financial Group

Net Interest Income Remains Strong 8 Millions 8 Strong Performance NIM

An Expanded Balance Sheet
DRIVERS
•
Deposit growth due to low interest rate environment
•
New client acquisitions
•
Solid client liquidity
FOCUSED BALANCE SHEET MANAGEMENT
•
Ensuring clients are in the right deposit and
investment products
•
Developing new client investment products
•
Recent debt repurchase of $313 million
•
Maintaining strong asset sensitivity
•
Maintaining high-quality balance sheet
9 9         Strong Performance

Assets
$19.4 Billion

Other (3)
$0.4
$2.6
Cash
$5.9
Net Loans
$9.6
AFS Securities
(Primarily
agencies)
$0.9

Liabilities
$17.4 Billion

$10.7
Non-Interest-
Bearing Deposits
$5.6
Interest-
Bearing
Deposits
$0.5
Other
Liabilities
$0.6
Borrowings

SVB Financial Group

A Liquid Balance Sheet
(1)
(1) At 6/30/11.
(2) Net of non-controlling interests, non-marketable securities were $331.6 million. Non-GAAP number. Please see non-GAAP reconciliations at end of presentation and our most recent financial releases for more information.
(3) Includes A) Premises and Equipment Net of Accumulated Depreciation and Amortization, and B) Accrued Interest Receivable and Other Assets.
10         Strong Performance
Non-Marketable
Securities
(VC Investments)
(2)

Our Growth Initiatives
11
UK
India
China
Israel
Correspondent
Banking
Network
Debit & Credit
Cards
New Products &
Services
Custom Credit
Products &
Programs
GLOBAL MARKETS & REACH
Global Core
Banking System
IT Backbone
Upgrade
Global Payment
Systems
Enhanced On-
line/Mobile
Systems
GLOBAL PLATFORM
PRODUCT LINES
Front-Line
Sales Staff
Private
Bank
Client
Segmentation
Client
Experience
CLIENT NEEDS
11  Growth Initiatives

Drivers of Growth in 2011
•
Positive business environment for our clients
•
Solid client revenues due to strong
technology spending
•
Active venture-backed exit markets
•
Initial results from growth initiatives
•
Leveraging our core competencies to retain
and grow our business
12 12  Outlook for 2011

(1)
“Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.
(2)
Non-GAAP number. Please see non-GAAP reconciliations at end of  presentation and our most recent  financial releases  for more information.
(3)
See financial press release dated July 21, 2011, for more information.
(4)
The timing, magnitude and realization of these gains (or losses) is uncertain and is dependent on market conditions.
Full Year Outlook:  2011 vs. 2010
Metric 2010 Actual 2011 Outlook
(3)
as of 7/21/11
Loans (average) $4.4B Mid-twenties % growth
Deposits (average) $12.0B High-twenties % growth
Net Interest Income $418.1B Mid-twenties % growth
Net Interest Margin 3.08% Between 3.05% and 3.15%
Allowance for loan losses for performing loans
/period end gross performing  loans
1.37% Between 1.20% and 1.30%
Net Loan Charge-Offs $34.5M
Lower than 0.25% of average total gross
loans
Non-Performing Loans/Total Loans 0.71% Lower than 2010 levels
“Core” Fee Income (1) $109.0M Mid single-digit % increase
Net gains (losses) on equity warrant assets
(4)
$6.6M Between $25 million and $35 million
Net gains on investment securities (net of gains
on sales of available-for-sale securities and
non-controlling interests)
(4)
$16.1M Between $15 million and $20 million
Non-interest expense (excluding expenses
related to non-controlling interests)
$410.5M (2) Mid-teens % increase
13 Outlook for 2011

Appendix
1)
Quarterly Review 15
•
Highlights 17
•
Loans & Credit Quality 18
•
Assets and Client Liquidity 23
•
Sensitivity Charts 25
•
Capital Ratios 27
2)
Annual Metrics 28
•
Highlights 29
•
Loan Portfolio 30
•
Balance Sheet 31
3)
Growth Initiatives 32
4)
Venture Capital Markets 36
5)
Non-GAAP Reconciliations 39

Quarterly Review 16 Appendix –Quarterly Review

Quarterly Financial Highlights
Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010
Diluted Earnings Per Share $1.50
(1)(2)
$0.76 $0.41 $0.89
(3)
$0.50
Net Income Available to
Common Stockholders
$65.8M
(1)(2)
$33.0M $17.5M $37.8M
(3)
$21.1M
Average Loans
(Change)
$5.5B
(+4.2%)
$5.3B
(+6.1%)
$5.0B
(+11.3%)
$4.5B
(+9.4%)
$4.1B
(-0.1%)
Average Deposits
(Change)
$15.3B
(+4.1%)
$14.7B
(+10.3%)
$13.3B
(+11.6%)
$11.9B
(+0.1%)
$11.9B
(+8.6%)
Net Interest Margin 3.13% 2.96% 2.74% 3.14% 3.20%
Net Interest Income  $130.5M $120.3M $104.5M $106.3M $106.4M
Non-Interest Income $123.7M
(1)
$90.0M $71.9M $86.2M
(3)
$40.2M
Net Charge-Offs
(Recoveries) /Total
Average Gross Loans
0.00%
(4)
(0.19%)
(5)
0.57% 0.73% 0.38%
Non-Interest Expense $121.0M
(2)
$117.4M $115.9M $104.2M $104.2M
(4) Includes gains of $0.34/share or $14.2M (net of tax) from sales of AFS securities.
(5) Represents net charge-offs of $30K.
(6) Represents net recoveries of $2.5M.
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities.
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps.
17  Appendix –Quarterly Review

Billions
$5.98
$5.53
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Period-End Loans
Average Loans

SVB Financial Group

Loans Are at an All-Time High 18 18 Appendix –Quarterly Review

Billions
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
2007
2008
2009
2010
Q111
YTD 2011
Period-End Loans
Average Loans

SVB Financial Group

Loans Are at an All-Time High 19 19 Appendix –Quarterly Review

Private Bank 11%
Other 9%
Software 34%
Wine 8%
Venture Capital Call Lines of Credit 17%
Life Sciences 10%
Hardware 11%
Early Stage 12%
Cash Flow Buyout 11%
Factoring 7%
Business Risk 57%
Commercial Finance 13%

A Focused, High-Quality Loan Portfolio Risk Composition of Technology and Life Science Lending Total Loan Portfolio (6/30/11) $6.0 Billion 20 Appendix –Quarterly Review

Millions
(As a % of Total Average Gross Loans)
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
$36.3
0.60%
0.00%
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)

SVB Financial Group

Credit Quality Has Improved 21 Appendix –Quarterly Review

2.8%
1.8%
0.8%
-0.2%
1.36%
0.60%
(0.09%)
NCOs/Average Loans
ALLL/Loans
NPLs/Loans
2007
2008
2009
2010
1H 2011

SVB Financial Group

Credit Quality Has Improved 22 Appendix –Quarterly Review

$40
$35
$30
$25
$20
$15
$10
$5
$0
$19.4
$34.5
Total Assets
Total Client Funds
2006
2007
2008
2009
2010
Q111
Q211

SVB Financial Group

Solid Franchise With Consistent Growth 23 Billions 23 Appendix –Quarterly Review

$25
$20
$15
$10
$5
$0
$18.2
$16.3
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Period-End Deposits
Period-End Client Investment Funds

SVB Financial Group

Our Clients Have Ample Liquidity 24 Billions 24 Appendix –Quarterly Review

Rate Increases will Benefit us Significantly
Each 25 bps increase in the Fed Funds rate contributes
approximately $5 – $9 million to Net Interest Income**
**Tax-effected, estimates are based on static balance sheet and assumptions as of 6/30/11
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin Effect
+75 +16.8M $0.39 +0.9% +0.16%
+100 +$27.0M $0.62 +1.4% +0.25%
+200 +$67.9M $1.58 +3.4% +0.64%
+300 +$109.7M $2.56 +5.3% +1.03%
25  Appendix –Quarterly Review

Higher Loan Balances will Benefit us
**Estimates are based on static balance sheet and assumptions as of 6/30/11
Each $250 million increase in loan volume contributes
approximately $0.24 to EPS**
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +$10.4M $0.24 +0.5% +0.10%
+500 million +$20.9M $0.49 +1.1% +0.20%
+750 million +$31.3M $0.73 +1.6% +0.29%
+1 billion +$41.7M $0.97 +2.1% +0.39%
26  Appendix –Quarterly Review

20%
18%
16%
14%
12%
10%
8%
6%
4%
14.97%
13.72%
8.04%
7.42%
2006
2007
2008
2009
2010
Q111
Q211
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets
Tangible Common Equity/Tangible Assets
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized
*
*
27  Appendix –Quarterly Review
•
TCE/TA and TCE/RWA are non-GAAP Numbers; please Refer to Non-GAAP reconciliations at end of presentation and our most recent financial releases for more information.

Annual Metrics 28 Appendix – Annual Metrics

Financial Highlights: 2007 -2010
2007 2008 2009 2010
Diluted Earnings Per Share $3.28 $2.16 $0.66 $2.24
Net Income Available to
Common Stockholders
$120.3M $73.6M $22.7M $95.0M
Average Loans
(Change)
$3.5B
(+22.2%)
$4.6B
(+31.5%)
$4.7B
(+1.4%)
$4.4B
(-5.6%)
Average Deposits
(Change)
$4.0B
(+1.0%)
$4.9B
(+23.6%)
$8.8B
(+79.6%)
$12.0B
(+36.8%)
Average AFS Securities $1.4B $1.3B $2.3B $5.3B
Net Interest Margin 7.19% 5.72% 3.73% 3.08%
Net Interest Income $375.8M $368.6M $382.2M $418.1M
Non-Interest Income $221.0M $152.4M $97.7M $247.5M
Net Charge-Offs/Total Average
Gross Loans
0.35% 0.87% 2.64% 0.77%
Non-Interest Expense $346.5M $312.9M $343.9M $422.8M
29  Appendix – Annual Metrics

Private Bank 10%
Other 8%
Software 33%
Wine 8%
VC Capital Calls 19%
Life Sciences 10%
Hardware 12%
Early Stage 14%
Cash Flow Buyout 13%
Business Risk 48%
Factoring 11%
Commercial Finance 14%

Loan Portfolio at 12/31/2010 Risk Composition of Technology and Life Science Lending Total Loan Portfolio $5.7 Billion 30 Appendix – Annual Metrics Note: Due to rounding, charts may not sum to 100%

Assets
$17.5 Billion
Other (2)
$0.4
$3.1
Cash
$5.4
Net Loans
$7.9
AFS Securities
$0.7
Non-Marketable
Securities (VC/PE
investments)

Liabilities
$15.8 Billion
$9.0
Non-Interest-
Bearing Deposits
$5.3
Interest-
Bearing
Deposits
Other
Liabilities
$0.2
$1.3
Borrowings

SVB Financial Group

Balance Sheet at 12/31/2010
(1) Net of non-controlling interests, non-marketable securities were $298.1 million. Non-GAAP number. Please see non-GAAP reconciliation at end of presentation and our most recent financial releases for more information.
(2) Includes A) Premises and Equipment Net of Accumulated Depreciation and Amortization, and B) Accrued Interest Receivable and Other Assets.
31  Appendix – Annual Metrics
(1)

Growth Initiatives 32 Appendix – Growth Initiatives

From startup to standout to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

We’re Supporting Clients At All Stages ~50% Market Share 10% – 12% Market Share < 10% Market Share 33 Appendix – Growth Initiatives

Prior to
2011
2011 - 2012 Long Term
Financial
Impact
- Rep office
- LPO
Branch and
full product
set
Subsidiary bank +
Europe;
expansion and
growth
0-2 years
- Rep Office
- Funds
JV Bank and
related
activities
Subsidiary
Branch;
expansion and
growth
3-5 years
- Rep Office
- LPO
Expansion and
growth
0-2 years
- NBFC
- Fund
Develop
NBFC
Branch or
subsidiary
3-5 years
We Are Extending Our Platform Globally
34 34  Appendix – Growth Initiatives

Private Bank
•
Expanded private banking services
•
Tailored lending for influencers in the SVB
ecosystem
•
An advanced, easy-to-use, online platform
•
Support for clients’ success in all arenas:
business, family, life
35  Appendix – Growth Initiatives

Venture Capital Markets 36 Appendix – Venture Capital Markets

Billions
Volume
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
140
120
100
80
60
40
20
0
2Q11
1Q11
4Q10
3Q10
2Q10
1Q10
4Q09
3Q09
2Q09
1Q09
Q408
Q308
U.S. VC Investment
M&A $$
IPOs $$
IPOs#
M&A#

SVB Financial Group

Stabilizing VC Markets 37 Appendix – Venture Capital Markets Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree

Billions
Volume
$36.0
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
500
450
400
350
300
250
200
150
100
50
0
2007
2008
2009
2010
YTD 2011
U.S. VC Investment*
M&A $$
IPOs $$
IPOs
M&As

SVB Financial Group

Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree 38 Appendix – Venture Capital Markets Stabilizing VC Markets

Non-GAAP Reconciliations 39 Appendix – Non-GAAP Reconciliations

Non-GAAP Net Income Reconciliation
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.
40  Appendix – Non-GAAP Reconciliations
June 30, March 31, June 30,
2011 2011 2010
Net income available to common stockholders 65,750 $       33,007 $       21,120 $
Less: Gains on sales of available-for-sale securities (37,314)         -                      (1,094)
Tax impact of gains on sales of available-for-sale
securities 14,810          -                      433
Less: Net gain from note repurchases and
termination of corresponding interest rate swaps (3,123)           -                      -
Tax impact of net gain from note repurchases and
termination of corresponding interest rate swaps
1,240            -                      -
Non-GAAP net income available to common
stockholders
$41,363 $33,007 $20,459
Three months ended
Non-GAAP net income
(Dollars in thousands)

Non-GAAP EPS Reconciliation
41  Appendix – Non-GAAP Reconciliations
June 30, March 31, June 30,
2011 2011 2010
GAAP earnings per common share — diluted
$1.50 $0.76 $0.50
Less: Gains on sales of available-for-sale securities
(0.85)             -                (0.03)
Tax impact of gains on sales of available-for-sale
securities
0.34              -                0.01
Less: Net gain from note repurchases and
termination of corresponding interest rate swaps
(0.07)             -                -
Tax impact of net gain from note repurchases and
termination of corresponding interest rate swaps
0.03              -                -
Non-GAAP earnings per common share — diluted
$0.95 $0.76 $0.48
Weighted average diluted common shares
outstanding
43,739,743 43,426,306 42,475,959
Non-GAAP earnings per share
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP TCE/TA and TCE/RWA Reconciliation
42  Appendix – Non-GAAP Reconciliations
June 30, March 31, June 30,
2011 2011 2010
GAAP SVBFG stockholders' equity 1,436,893 $    1,313,574 $    1,237,103 $
Less:  intangible assets
709                  749                  935
Tangible common equity (TCE)
1,436,184 $    1,312,825 $    1,236,168 $
GAAP total assets 19,366,735 $  18,618,266 $  14,903,986 $
Less: intangible assets 709                  749                  935
Tangible assets (TA)
19,366,026 $  18,617,517 $  14,903,051 $
Risk-weighted assets (RWA) 10,470,532 $  10,000,214 $  7,751,856 $
Tangible common equity to tangible assets
7.42                 7.05                 8.29%
Tangible common equity to risk-weighted assets
13.72               13.13               15.95
Non-GAAP tangible common equity and tangible
assets (dollars in thousands, except ratios)
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Interest Income Reconciliation
43  Appendix – Non-GAAP Reconciliations
June 30, March 31, June 30, December 31, December 31,
2011 2011 2010 2010 2009
GAAP noninterest income 123,708 $        89,954 $           40,157 $           247,530 $        97,743 $
Less: income (losses) attributable
to noncontrolling interests,
including carried interest
26,558              43,562              2,921                54,186              (24,901)
Noninterest income, net of
noncontrolling interests 97,150              46,392              37,236              193,344            122,644
Less: gains on sales of available-
for-sale securities
37,314              -                          1,094                24,699              -
Non-GAAP noninterest income,
net of noncontrolling interests
and excluding gains on sales of
available-for-sale securities
59,836 $           46,392 $           36,142 $           168,645 $        122,644 $
Three months ended Year ended
Non-GAAP noninterest income,
net of noncontrolling interests
(dollars in thousands)
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Operating Efficiency Reconciliation
44  Appendix – Non-GAAP Reconciliations
(1) The Non-GAAP operating efficiency ratio is calculated by dividing non-GAAP noninterest expense, net of noncontrolling interests by non-GAAP taxable equivalent revenue, net of noncontrolling interests. For additional GAAP to Non-GAAP reconciliation  information, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.
June 30, March 31, June 30, December 31, December 31,
2011 2011 2010 2010 2009
GAAP noninterest expense 121,032 $       117,435 $       104,180 $       422,818 $            343,866 $
Less: amounts attributable to noncontrolling
interests 2,621             3,481             2,880             12,348                 12,451
Less: net gain from note repurchases and
termination of corresponding interest rate
swaps (3,123)            -                     -                     -                          -
Less: impairment of goodwill
-                     -                     -                     -                          4,092
Non-GAAP noninterest expense, net of
noncontrolling interests
121,534 $       113,954 $       101,300 $       410,470 $            327,323 $
GAAP taxable equivalent net interest income 130,929 $       120,806 $       106,948 $       420,186 $            384,354 $
Less: income (expenses) attributable to
noncontrolling interests
45                 7                   25                 28                        (18)
Non-GAAP taxable equivalent net interest
income, net of noncontrolling interests 130,884         120,799         106,923         420,158               384,372
Non-GAAP noninterest income, net of
noncontrolling interests
59,836           46,392           36,142           168,645               122,644
Non-GAAP taxable equivalent revenue, net
of noncontrolling interests
190,720 $       167,191 $       143,065 $       588,803 $            507,016 $
Non-GAAP operating efficiency ratio
63.72% 68.16% 70.81% 69.71% 64.56%
Three months ended Year ended
Non-GAAP operating efficiency ratio
(1)
, net of
noncontrolling interests (dollars in
thousands, except ratios)

Non-GAAP Non-Marketable Securities Reconciliation
45  Appendix – Non-GAAP Reconciliations
June 30, March 31, June 30,
2011 2011 2010
GAAP non-marketable securities
875,194 $ 798,064 $ 616,339 $
Less: noncontrolling interests in non-marketable
securities
543,548    488,013    362,065
Non-GAAP non-marketable securities, net of
noncontrolling interests
331,646 $ 310,051 $ 254,274 $
Non-GAAP non-marketable securities, net of
noncontrolling interests
(dollars in thousands)
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Marketable Securities Reconciliation
46  Appendix – Non-GAAP Reconciliations
December 31, December 31, December 31, December 31,
2010 2009 2008 2007
GAAP non-marketable
securities
721,520 $        553,531 $        467,206 $        339,877 $
Less: noncontrolling interests
in non-marketable securities
423,400           320,523           298,140           225,000*
Non-GAAP non-marketable
securities, net of noncontrolling
interests
298,120 $        233,008 $        169,066 $        $       114,877*
Non-GAAP non-marketable
securities, net of noncontrolling
interests
(dollars in thousands)
For additional Non-GAAP disclosures, please refer to our regularly filed Forms 10-Q and 10-K, as well as our quarterly earnings releases.
* Estimated